UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 27, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-4 Home Equity Mortgage Pass-Through Certificates, Series 2004-4)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-115435-05              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On September 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-4
Home Equity Mortgage Pass-Through Certificates, Series 2004-4
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: October 4, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004




Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 4
                           Statement to Certificate Holders
                                  September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
-------------------------------------------------------------------------------------------------------------------------------
A1        100,000,000.00   100,000,000.00     1,986,559.84    164,472.22      2,151,032.06    0.00         0.00       98,013,440.16
A2        148,000,000.00   148,000,000.00     5,012,090.47    226,851.11      5,238,941.58    0.00         0.00      142,987,909.53
A3        104,300,000.00   104,300,000.00             0.00    181,424.06        181,424.06    0.00         0.00      104,300,000.00
A4         19,000,000.00    19,000,000.00             0.00     34,849.17         34,849.17    0.00         0.00       19,000,000.00
AR                100.00           100.00           100.00          0.71            100.71    0.00         0.00                0.00
ARL               100.00           100.00           100.00          0.71            100.71    0.00         0.00                0.00
M1         19,975,000.00    19,975,000.00             0.00     38,013.53         38,013.53    0.00         0.00       19,975,000.00
M2         18,800,000.00    18,800,000.00             0.00     36,101.22         36,101.22    0.00         0.00       18,800,000.00
M3         10,575,000.00    10,575,000.00             0.00     20,762.25         20,762.25    0.00         0.00       10,575,000.00
M4         10,575,000.00    10,575,000.00             0.00     24,404.75         24,404.75    0.00         0.00       10,575,000.00
M5          9,400,000.00     9,400,000.00             0.00     22,502.56         22,502.56    0.00         0.00        9,400,000.00
M6         10,575,000.00    10,575,000.00             0.00     27,136.63         27,136.63    0.00         0.00       10,575,000.00
B1          7,050,000.00     7,050,000.00             0.00     20,822.96         20,822.96    0.00         0.00        7,050,000.00
B2          8,225,000.00     8,225,000.00             0.00     25,001.72         25,001.72    0.00         0.00        8,225,000.00
B3          3,525,000.00     3,525,000.00             0.00     15,571.69         15,571.69    0.00         0.00        3,525,000.00
P                 100.00           100.00             0.00     55,235.16         55,235.16    0.00         0.00              100.00
TOTALS    470,000,300.00   470,000,300.00     6,998,850.31    893,150.45      7,892,000.76    0.00         0.00      463,001,449.69

X1        470,000,300.00   470,000,300.00             0.00  2,347,088.16      2,347,088.16    0.00         0.00      470,000,300.00
X2        470,000,300.00   470,000,300.00             0.00          0.00              0.00    0.00         0.00      470,000,300.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       22541SYF9    1,000.00000000       19.86559840     1.64472220       21.51032060      980.13440160      A1        1.910000 %
A2       22541SB56    1,000.00000000       33.86547615     1.53277777       35.39825392      966.13452385      A2        1.780000 %
A3       22541SB64    1,000.00000000        0.00000000     1.73944449        1.73944449    1,000.00000000      A3        2.020000 %
A4       22541SB72    1,000.00000000        0.00000000     1.83416684        1.83416684    1,000.00000000      A4        2.130000 %
AR       22541SYG7    1,000.00000000    1,000.00000000     7.10000000    1,007.10000000        0.00000000      AR        8.519299 %
ARL      22541SYH5    1,000.00000000    1,000.00000000     7.10000000    1,007.10000000        0.00000000      ARL       8.519299 %
M1       22541SYJ1    1,000.00000000        0.00000000     1.90305532        1.90305532    1,000.00000000      M1        2.210000 %
M2       22541SYK8    1,000.00000000        0.00000000     1.92027766        1.92027766    1,000.00000000      M2        2.230000 %
M3       22541SYL6    1,000.00000000        0.00000000     1.96333333        1.96333333    1,000.00000000      M3        2.280000 %
M4       22541SYM4    1,000.00000000        0.00000000     2.30777778        2.30777778    1,000.00000000      M4        2.680000 %
M5       22541SYN2    1,000.00000000        0.00000000     2.39388936        2.39388936    1,000.00000000      M5        2.780000 %
M6       22541SYP7    1,000.00000000        0.00000000     2.56611158        2.56611158    1,000.00000000      M6        2.980000 %
B1       22541SYQ5    1,000.00000000        0.00000000     2.95361135        2.95361135    1,000.00000000      B1        3.430000 %
B2       22541SYR3    1,000.00000000        0.00000000     3.03972280        3.03972280    1,000.00000000      B2        3.530000 %
B3       22541SYS1    1,000.00000000        0.00000000     4.41750071        4.41750071    1,000.00000000      B3        5.130000 %
P        22541SYT9    1,000.00000000        0.00000000         ######             #####    1,000.00000000      P         8.519299 %
TOTALS                1,000.00000000       14.89116137     1.90031889       16.79148026      985.10883863

X1       22541SYU6    1,000.00000000        0.00000000     4.99380141        4.99380141    1,000.00000000      X1        0.000000 %
X2       22541SYV4    1,000.00000000        0.00000000     0.00000000        0.00000000    1,000.00000000      X2        0.000000 %

---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-5135
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com

Sec. 4.06(a)(i)            Principal Remittance Amount                                                          6,998,850.31

                           Scheduled Principal Payments                                                           377,792.49

                           Principal Prepayments                                                                6,153,893.69

                           Curtailments                                                                           462,313.85

                           Curtailment Interest Adjustments                                                         2,258.49

                           Repurchase Principal                                                                         0.00

                           Substitution Amounts                                                                         0.00

                           Net Liquidation Proceeds                                                                     0.00

                           End of Pre-Funding Period Transfer                                                           0.00

                           Other Principal Adjustments                                                              2,591.79

                           Gross Interest                                                                       3,496,032.36

                           Recoveries from Prior Loss Determinations                                                    0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                                   0.00

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                 0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                       0
                           Balance of Loans with Respect to which Prepayment Penalties were Collected                   0.00

                           Amount of Prepayment Penalties Collected                                                55,234.45

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                      10,157

                           Beginning Aggregate Loan Balance                                                   440,792,527.23

                           Ending Number of Loans Outstanding                                                         10,037

                           Ending Aggregate Loan Balance                                                      433,793,676.92

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fees)                                    190,289.20

                           Trustee Fees                                                                             3,673.27

Sec. 4.06(a)(vii)          Current Advances                                                                              N/A

                           Aggregate Advances                                                                            N/A


Section 4.06(a)(viii)      Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                        49             2,340,453.73                  0.54 %
                                                 2 Month                         2                34,744.52                  0.01 %
                                                 3 Month                         0                     0.00                  0.00 %
                                                  Total                         51             2,375,198.25                  0.55 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            3               95,845.03                  0.02 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Section 4.06(a)(xi)        REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                             0.00

                           Cumulative Realized Losses - Reduced by Recoveries                                                  0.00

Sec. 4.06 (a)(xiv)         Amount on Deposit in Pre-Funding Account                                                   29,207,773.00

Sec. 4.06 (a)(xiv)         Capitalized Interest Requirement                                                               52,071.55

Sec. 4.06 (a)(xiv)         Weighted Average Net Mortgage Rate                                                             0.00000 %

Trigger Event              Trigger Event Occurrence (Effective July 2007)                                                        NO
                           (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                               0.00000 %
                           Sr. Enhancement Percentage x 16%                                                               3.60103 %
                                                 OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                        0.00 %
                           Cumulative Loss Limit                                                                             6.25 %

O/C Reporting              Targeted Overcollateralization Amount                                                      21,150,013.50
                           Ending Overcollateralization Amount                                                                 0.23
                           Ending Overcollateralization Deficiency                                                    21,150,013.27
                           Overcollateralization Release Amount                                                                0.00
                           Monthly Excess Interest                                                                     2,347,088.16
                           Payment to Class X-1                                                                        2,347,088.16

